1995 Annual Report
For the year ended December 31
Fundamental Investors
A fundamental perspective on 1995
[The American Funds Group(R)]

Fundamental Investors
FUNDAMENTAL INVESTORS(SM) SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME THROUGH INVESTMENTS IN COMMON STOCKS.

Fundamental Investors' Total Return Year by Year

                   Capital            Income        Total

                   Results            Return        Return

1986               +19.0%             +3.0%         +22.0%

1987               +0.9               +2.9          +3.8

1988               +12.4              +3.6          +16.0

1989               +24.3              +4.3          +28.6

1990               -9.2               +3.0          -6.2

1991               +27.5              +2.8          +30.3

1992               +7.8               +2.4          +10.2

1993               +15.7              +2.5          +18.2

1994               -1.2               +2.5          +1.3

1995               +31.9              +2.3          +34.2



10-year average annual

compound rate of return          +15.1%

10-year total return             +308.5%


Total return measures both capital results (changes in net asset value) and income return (from income dividends), assuming reinvestment of all dividends and capital gain distributions.

10 Most Profitable Holdings

For the twelve months                       Percent

ended 12/31/95                              Change*

Case                                        +112.8%

Potash Corp. of Saskatchewan                +108.5

Adobe Systems                               +108.4

First Interstate Bancorp                    +101.9

Digital Equipment                           +92.9

Pharmacia & Upjohn                          +82.7

Intel                                       +78.4

Allstate                                    +74.1

Merck                                       +72.5

Eli Lilly                                   +71.4


10 Least Profitable Holdings

For the twelve months                       Percent

ended 12/31/95                              Change*

Tandem Computers                            -38.0%

Apple Computer                              -17.7

Tandy                                       -17.0

True North Communications                   -14.0

Hanson                                      -12.1

Betz Laboratories                           -7.3

Sun Co.                                     -4.8

Armco                                       -4.3

TRINOVA                                     -2.6

Murphy Oil                                  -2.4


10 Largest Holdings

For the twelve months          Percent of       Percent

ended 12/31/95                 Net Assets       Change*

Capital Cities/ABC             2.10%            +44.7%

Deere                          1.76             +59.6

Texaco                         1.69             +31.1

Intel                          1.61             +78.4

Seagram                        1.53             +17.4

Time Warner                    1.45             +7.8

News Corp.                     1.44             +37.4

Astra                          1.43             +48.6**

Pfizer                         1.38             +63.1

British Petroleum              1.37             +10.0**


* The percentage changes reflect the increase or decrease in market price. **These securities were not held for the entire period. Astra's percentage change reflects the increase from 3/27 - 12/31/95; British Petroleum's change reflects the increase from 11/15 - 12/31/95.

Fund results in this report were computed without a sales charge unless otherwise indicated. The fund's 30-day yield as of January 31, 1996, calculated in accordance with the Securities and Exchange Commission formula, was 1.72%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

Fellow shareholders:

We are pleased to report your fund's best year since Capital Research and Management Company became its adviser in 1978. The value of your investment in Fundamental Investors increased 34.2% in 1995 if you reinvested all dividends and capital gain distributions. If you took dividends in cash, your investment increased 31.6%.

To fulfill the fund's goal of providing income, shareholders were paid quarterly 10-cent dividends, totaling 40 cents per share. This represented an income return of 2.3%. Capital gain distributions totaled 68 cents per share -- 20 cents paid in February and 48 cents in December.

This was an exceptional year by almost any measure -- competitive or historic. Though the fund slightly lagged Standard & Poor's 500 Composite Index (which returned 37.5% on a reinvested basis and 34.1% on a cash-dividend basis), Fundamental Investors again outpaced its competitive mutual fund universe. The Lipper Growth and Income Average -- an average of the 438 U.S. growth and income funds -- increased 30.8% for the year.

Gains of 30% and higher don't come along very often. Over the last 30 years, stocks have returned an average of only 10.7% a year, as measured by the unmanaged S&P 500. Even in the unusually profitable recent ten-year period, stocks had an average annual return of 14.8%. Your fund returned an average of 15.1% a year in that period.

THE ECONOMY WAS ON THE MEND
The U.S. economy continued to make slow progress in 1995. Washington politicians on both sides of the aisle agreed on the premise that our country should be a better place to do business. Though they bickered over the particulars, they recognized the need to shrink deficits, cut needless red tape and encourage investing. Amid the debate, economic expansion proceeded at a moderate rate. We saw slower growth in the cost of living. Lower interest rates reduced borrowing costs for businesses and consumers. Companies continued to cut costs, generating greater profits. A weaker dollar for much of 1995 boosted the competitive advantage of many U.S. companies.

It was difficult not to be mesmerized by the Dow Jones Industrial Average's continuous climb last year. It set 69 records on its way past 4000 and 5000. All the while, many experts predicted a correction. As fundamental investors, we relied on solid research and focused on individual companies, not markets.

It was the companies that made the difference in your fund's portfolio in 1995. You owned shares in 129 companies throughout the entire period, 116 of which increased in value. Of these, 14 companies each represented more than 1% of the portfolio. All but four increased more than 30%.

The fund benefited from a broad-ranging trend in corporate restructuring, as you can see in the table below:

Industry           Mergers                     Fund holdings

                   initiated                   affected by

                   in 1995                     mergers

Banking            First Fidelity,             First Union

                   First Union

                   Chemical Bank,              Chemical Bank

                   Chase Manhattan

                   First Interstate Bank,      First Interstate

                   Wells Fargo

Media/             Seagram, MCA                Seagram

Entertainment      Walt Disney,                Disney and

                   Capital Cities/ABC          Capital Cities/

                                               ABC

                   Westinghouse, CBS           CBS*

                   Time Warner,                Time Warner

                   Turner Broadcasting

Pharmaceuticals    Pharmacia,                  Upjohn

                   Upjohn

Railroads          Union Pacific,              Union Pacific and

                   Southern Pacific            Southern Pacific


*Sold on 11/8/95, after the merger

Our ten largest holdings include three newly structured media and entertainment companies -- Capital Cities/ ABC, Seagram and Time Warner. This strong industry weighting has been a reflection of our confidence in these firms as they gather new channels of distribution.

Global opportunities are significant to our strategy for these companies and others on the ten-largest list. Deere should benefit from the inevitable expansion of agriculture in developing countries. (Case and Potash Corp., the fund's two largest gainers, are already prospering from these trends.) Astra and Pfizer, both with exceptional new drugs in their pipelines, are poised to participate in the increasing demand for health care in developing nations.

TECHNOLOGY AND BANKING WERE SIGNIFICANT
Intel can be found on the lists for both the largest and most profitable holdings in 1995. Its 78% gain represents the upside of technology this year. Tandem Computers, our least profitable holding for the year with a 38% loss, reflects the downside. (In 1994, it was our most profitable holding.) We aren't just fair-weather investors. We look for enduring franchises and hold on to them.

Banks, too, were important to the fund in 1995. Merger activity, along with falling interest rates, made for a strong banking recovery. Representing 5.5% of the fund's portfolio, none of the bank stocks we held had gains of less than 25% for the year. First Interstate, one of the ten most profitable holdings, boasted the best of the banks' gains with nearly 102%.

We remain optimistic about long-term investing in fundamentally sound companies. There may be short-term disappointments, but we are confident in our approach to discovering wealth-building opportunities for the future.

In the feature on pages 4-13, we explore how 1995's business and economic trends contributed to those opportunities.

Thank you for your continued support.

Cordially,
Walter P. Stern  James E. Drasdo
Chairman of the Board President
February 14, 1996

FOLLOWING THE COURSE OF AN INVESTMENT IN FUNDAMENTAL INVESTORS
This chart illustrates how a $10,000 investment in the fund grew between August 1, 1978 -- when Capital Research and Management Company became Fundamental Investors' investment adviser -- and December 31, 1995, taking into account the maximum 5.75% sales charge. Sales charges are lower for accounts of $50,000 or more. The chart also shows how a leading unmanaged stock market index fared over this same period, and what happened to inflation (as measured by the Consumer Price Index).

Here are the total returns and average annual compound returns with all distributions reinvested for periods ended December 31, 1995, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                   Total              Average Annual

                   Return             Compound Return



10 years           +284.95%           +14.43%

Five years         +117.55%           +16.82%

One year           +26.48%             --


/1/Results reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The maximum initial sales charge was 8.5% prior to July 1, 1988. No adjustment has been made for income or capital gain taxes.

/2/Includes reinvested dividends of $21,012 and reinvested capital gain distributions of $40,724.

/3/Includes reinvested capital gain distributions of $25,577, but does not reflect income dividends of $14,022 taken in cash.

/4/For the period August 1, 1978 (when Capital Research and Management Company became investment adviser) through December 31, 1978.

/5/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Past results are not predictive of future results.

The indexes are unmanaged.

HOW A $10,000 INVESTMENT HAS GROWN
$121,500
S&P 500
Index
with
dividends
reinvested

$120,306 /1//2/
Fundamental
Investors
with
dividends
reinvested

$66,210 /1//3/
Fundamental
Investors
with
dividends
taken
in cash

$23,364 /5/
Consumer
Price
Index
(inflation)

$10,000 /1/
Original
Investment

Year Ended       Capital Value         Value at         Total Value              Value at           Total

December 31      Dividends in Cash     Year-End/1/      Dividends Reinvested     Year-End/1/        Return

1978/4/          $216                  $8,947           $217                     $9,155             -8.5

1979             405                   9,892            421                      10,556             15.3

1980             552                   11,390           603                      12,807             21.3

1981             579                   10,688           665                      12,654             -1.2

1982             634                   13,522           769                      16,957             34.0

1983             594                   16,424           755                      21,389             26.1

1984             555                   16,759           734                      22,620             5.8

1985             581                   21,148           795                      29,448             30.2

1986             636                   25,151           894                      35,941             22.0

1987             717                   25,463           1,034                    37,295             3.8

1988             895                   28,561           1,328                    43,246             16.0

1989             1,225                 35,438           1,877                    55,597             28.6

1990             1,059                 32,180           1,678                    52,130             -6.2

1991             903                   40,940           1,477                    67,947             30.3

1992             989                   44,059           1,655                    74,871             10.2

1993             1,083                 50,884           1,857                    88,466             18.2

1994             1,238                 50,319           2,171                    89,641             1.3

1995             1,161                 66,210           2,082                    120,306            34.2

A FUNDAMENTAL PERSPECTIVE ON 1995

[Sidebar]
Down yesterday. Up today. What's an investor supposed to do? Stick to the fundamentals.
[End Sidebar]

Keeping perspective on financial trends in 1995 was no easy business.
Bigger is better, many said. Others disagreed. They thought smaller units were better. Some companies expanded globally. Others were riveted on domestic markets. Technology stocks were showstoppers. They went up. And up. And down. The media predicted a major market decline. The Dow refused to cooperate, climbing past both the 4000 and 5000 marks.

What's an investor supposed to do?

If you were to talk to your fund's portfolio counselors -- and we're about to do just that -- their collective advice would be to "stick to the fundamentals."

A fundamental investor tries to focus on the basics amid the "noise" of the market, the economy, the media and the crowd. That requires conviction, discipline and a somewhat contrarian nature.

The key ingredient is a long-term attitude that isn't ruffled by short-term events. After all, no matter what happens to the Dow Jones Industrial Average today, there are companies out there making a profit.

KEEPING THE NOISE LEVEL DOWN
To avoid the deafening day-to-day din, the fundamental investor focuses on understanding the quality -- and therefore the value -- of individual companies.

How? By concentrating on the very essence of a company: its products, assets and people.

THE PRODUCT
A product or service that's in demand can transcend short-term swings in the marketplace. If it is globally competitive, it will win out over time.

THE ASSETS
Understanding which segments of a company contribute most to long-term profit provides insight into value and opportunity.

THE PEOPLE
Vision, enthusiasm, intelligence and work ethic aren't charted in a technical analyst's report. But over the years, we've seen the correlation between quality people and quality businesses. It's people who serve as divining rods to wealth-building companies of the future.

WHAT TO MAKE OF 1995'S BIGGEST TRENDS
The big trends of 1995 were many and memorable. Merger mania hit the banking, pharmaceutical and entertainment businesses, among others. Vertical integration -- acquiring channels of distribution -- once again became the hot means for control. Global capitalism nudged countries to open their eyes and wallets to American products. Volatility, notably influenced by short-term reactions to the technology arena, alternately chipped away and restored investor confidence.

What does an investor make of all these trends? Let's find out. On the next few pages, we will eavesdrop on a recent conversation with your fund's three portfolio counselors -- Gordon Crawford, Jim Drasdo and Dina Perry -- as they take a fundamental approach to the news and events of 1995.

IS THIS THE WRONG TIME TO INVEST?
DINA PERRY
Our shareholders shouldn't focus on the moment. Think long-term. We try to buy good companies when they're cheap and sell them when they've reached their values. We weren't buying technology stocks two months ago; we bought them two years ago. As they reach their full value, we sell them.

JIM DRASDO
If the market drops, that's okay. Human nature says not to buy when stocks are weak. But that's the right time to buy -- when they're on sale. I wouldn't mind seeing a price drop. It's an opportunity.

GORDON CRAWFORD
People are worried about corrections. But the hallmark of this long bull market has been rolling corrections in individual industry sectors, as the overall market continued to march upward. I think that's pretty healthy.

JIM DRASDO
Keep the faith and stick with it, even when it's tough. Systematic investment programs work. Compounding works.

DINA PERRY
Long-term investing works.

THE FUNDAMENTAL INVESTOR'S APPROACH TO NEW STRUCTURES

[Sidebar]
Is bigger better? The trend in corporate consolidations led to a record number of mergers and takeovers in 1995. Is it building value?
[End Sidebar]

Building something of value takes time. CEOs, accountants and lawyers can't create it in one business deal. When two merging companies come together, each brings the product of its long-term struggle to create its own brand of value. The measure of the merger's success will be the ability to jointly enhance those values.

By sharing assets, costs and distribution channels, many companies believe they can create more value together than alone. The goal: translate the value into greater market domination and increased profits.

"Fundamental Investors ended up owning several companies that merged this year," says portfolio counselor Dina Perry, "but we weren't shopping for takeovers. We look for well-managed, solid companies with value. It's not a surprise that they'd be attractive to other companies, too."

How does a fundamental investor anticipate whether a new structure will build additional value? "It helps to understand the value of the parts," says Jim Drasdo, fund president and portfolio counselor. "If the assets are ever taken apart and reassembled, the fundamental investor who's focused on the individual parts has a leg up on the guy who's trying to put a superficial price on them."

"Look at Seagram," says Gordon Crawford, the third portfolio counselor in the fund's troika. "It acquired MCA, parent of Universal Studios. We've followed MCA since the late '60s, so we knew those assets inside and out. But most Seagram investors were upset to find they now owned a movie company. The stock went down and we bought a lot of it. Now it's way up."

"Knowing the parts helped us value the whole," explains Gordon, "giving us conviction to take advantage while others floundered. We knew it was a good fit."

Mergers are like that: trying to fit puzzle pieces together.

Take banking. To work the puzzle, one bank might try to fit its extensive branch system with another's solid loan portfolio or with another's emerging markets penetration. When the puzzle looks complete, duplicate pieces can be discarded. Assets can be shared, costs cut. Strength and value are added.

"The role of banks has evolved," says Jim. "Competition from local banks, national banks, mutual funds and even from home computers is fierce. To maintain profitability, banks need to cut costs. On the horizon is unrestricted interstate banking, which will offer the opportunity to share costs among a number of branches while reaching more customers. The goal is to get bigger, more efficient and more profitable."

Like banks, pharmaceutical firms worry about survival in the wake of stiffening competition. Unlike banks, however, the focus is more on synergy than takeover. Drug companies have merged to compensate for weak product lines, as in the recent Pharmacia & Upjohn merger.

"Upjohn and Pharmacia was a merger of equals," Dina points out, "so there was no premium paid. But the Upjohn stock appreciated when investors realized the benefits of sharing costs of distribution, research and development. They were more valuable together than on their own."

While many merging companies focus on cutting costs, media and entertainment firms, among others, see consolidation as the path to increasing control over windows of distribution. We will explore this trend, a form of vertical integration, on the next two pages.

WILL SPINOFFS BE AS IMPORTANT AS MERGERS?
JIM DRASDO
Yes. Both the merger and spinoff trends are about focus. A lot of companies are streamlining by selling off valuable nuggets as they sharpen their focus.

GORDON CRAWFORD
If you think back on all the breakups that have happened, they've all made a lot of sense. Breaking up units of AT&T, ITT and Kodak all made sense for long-term stockholders.

JIM DRASDO
Some of our most successful investments have been spinoffs from large companies.

DINA PERRY
Sometimes we start out as an investor for one particular reason and then, after a breakup occurs, we end up holding the stock for a totally different reason. It still may offer value -- just a different type of value. We are very flexible.

JIM DRASDO
But in every case, we look at more than just a company's earnings stream. We look at the assets behind it and try to value them. That way, when they're spun off, we're ahead of the game.

THE FUNDAMENTAL INVESTOR'S APPROACH TO VERTICAL INTEGRATION

[Sidebar]
What good is a product no one sees? In today's competitive marketplace, the goal is to control the most windows of distribution.
[End Sidebar]

"The term $vertical integration' may sound convoluted," says Gordon,"but it's not. It's really no more than a corporate version of pig farming.

"When Walt Disney spends $40 million to make Beauty and the Beast, they're like the world's greatest pig farmers," he chuckles. "They want to extract everything they can from the pig except the squeal."

Jim pipes up, "Well, maybe a few squeals, too."

"It works like this," says Gordon. "Disney releases the movie in the U.S., then to theaters around the world. When that phase is over, it goes to the home video market. Then The Disney Channel airs it. While all of this is happening, they're making Beauty and the Beast products to distribute through another distribution channel -- The Disney Stores. The Beauty and the Beast concept also reaches consumers through the theme park, the ice show and the Broadway musical. In the end, they've generated $2 billion at retail from a $40 million investment in the core product."

CONTROLLING THE WINDOWS OF DISTRIBUTION
"What vertical integration is all about," says Dina, "is controlling as many windows of distribution as possible. From a fundamental investor's point of view, it translates into greater control over a valuable product."

"Vertical integration helps companies maximize their profit," says Gordon. "In the entertainment business, if they don't own their own distribution, they won't maximize their profit potential in those windows owned by competitors."

"You can see this phenomenon in other businesses that are pressured to get the most out of their products fast," says Jim.

SPREADING PRODUCTS FAR AND WIDE
Drug companies are a case in point. Manufacturers receive market exclusivity and patents for only 20 years. After the lengthy FDA approval process, they have little time to market their drugs and reap the benefit of their multimillion-dollar research before generic distributors spin into action.

"To be a successful drug company," says Jim, "you'd better have an efficient system of vertical integration to maximize the time you have to market your product while its patent is still in effect. If you invent a cure for something, you have to be able to leverage it around the world and through as many channels -- hospitals and managed-care networks -- as you can. To use Gordy's metaphor, you've got to get the oink out fast."

CREATING MORE EFFICIENT COMPANIES
The owners of the distribution channels know they're in the driver's seat, and as can be seen in the railroad business, they're trying to take advantage of their opportunities.

"Historically, it's been difficult to manage large railroads," says Jim. "But computerization makes it possible for today's consolidations to be efficient. The Union Pacific/ Southern Pacific and Burlington Northern/ Santa Fe Pacific mergers, for example, save overhead and cut duplicative routes for better and broader distribution to their customers."

Across the oceans, where the rails can't go, a new distribution frontier awaits U.S. companies. On the next two pages, we'll explore the global capitalism trend.

WHY IS ALL THIS CORPORATE RESTRUCTURING HAPPENING NOW?
DINA PERRY
This trend didn't start this year. It started three years ago, really. Initially it began in the weak sectors of the economy. The drug companies were the weak ones at the time. Then it began to spread.

JIM DRASDO
Many companies are changing the dynamic of their organizations.

DINA PERRY
Yes, and what we saw this year were mergers in industries that appear to be healthy but really are not healthy enough to accommodate many players. The banks are a prime example of that. The railroads are another example of a healthy industry that isn't able to provide profit to a large number of companies.

GORDON CRAWFORD
Cost-cutting is driving most restructurings. But that's not the case in the entertainment business. There's little cost-cutting going on. The media and entertainment mergers we've seen have all been about vertical integration.

THE FUNDAMENTAL INVESTOR'S APPROACH TO GLOBAL CAPITALISM

[Sidebar]
Karl Marx lost. Adam Smith won. Capitalism is spreading. How can American companies benefit?
[End Sidebar]

Are American products universal? Many products that have become an integral part of the American fabric are new to our global neighbors. Are new customers waiting for U.S. products in countries around the world?

TECHNOLOGY
"Computer chips, not potato chips," is the cry in India, where the attitude is "if we have to let the foreign devils in, let's have them bring something really useful." Countries with limited resources can leverage computer hardware and software in order to leapfrog from traditionally backward economies to prosperous ones.

"I think technology is an area of competitive advantage for the U.S.," says Jim, "with a terrific opportunity in the emerging markets. But I also think developed nations like Japan are important. Japan has fewer computers per worker than we do. Microprocessor manufacturers say one of their strongest sales markets is Japan."

MEDIA/ENTERTAINMENT
"Technology is a great facilitator for bringing entertainment and information to the world," says Gordon. "As new markets open up, one of the first things people want is recorded music, film and television shows. I think there's a limitless desire by human beings to be entertained and informed.

"U.S. companies completely dominate this business. As other markets open up, as these people have more disposable income, as technology keeps enhancing the way these products can be consumed by people, we will continue to see exponential growth in the revenues generated by these products."

CYCLICALS
Cyclical companies, whose products are in demand when the business cycle is on an upswing, have potential for international expansion.

"The fund owns many different kinds of cyclicals," says Dina. "Caterpillar, Parker Hannifin, General Motors$ some chemical, aluminum, paper and fertilizer companies. The key to these companies is whether the economic recovery continues."

"And," says Jim, "wouldn't you say that the global economy has become more of a factor in cyclicals? You've got GATT and NAFTA. Free trade is on the rise. Adam Smith has won. Karl Marx lost. So you have new markets where Caterpillar can sell yellow tractors."

"Yes," adds Dina, "and I think what we're seeing -- minus a few hiccups -- is that this is a long, world-wide cycle."

"One certainty about people in developing markets is if they get more prosperous, they can afford to eat better," says Jim. "Cyclical companies like Potash Corp. benefit from this. Demand for their fertilizer is rising while world supply has declined."

DRUGS/HEALTH CARE
"The drug industry to me is still a phenomenal business," says Gordon, "because of the world's aging population and the certain demand for pharmaceuticals. Think of the percentage of the world's 5-and-a-half billion people who can afford to impact their longevity and comfort of life. When developing nations raise their standard of living, they're going to demand health care. I think this business will be huge."

Companies who have the products, the assets and the people to achieve success are best positioned to take advantage of increasing global prosperity.

IS GLOBAL CAPITALISM A THREAT OR AN OPPORTUNITY FOR U.S. COMPANIES?
JIM DRASDO
It's an opportunity. When you look at what the U.S. does well and what's exportable, you come up with some major areas of concentration. With its real costs plummeting, technology is an area of definite advantage for the U.S.

DINA PERRY
U.S. agriculture and farm products still dominate the world.

JIM DRASDO
Dina's right. Our area of greatest competitive advantage, if it's not technology, is agriculture. Health care is also important. There's no question that one thing people in a developing country will spend their money on is health care.

GORDON CRAWFORD
And movies. U.S. companies completely dominate the business. The market share of U.S. film companies in Japan is 60%, Germany 80%, France 60% and the U.K. 85%. I think it's one of the world's great global growth businesses.

THE FUNDAMENTAL INVESTOR'S APPROACH TO MARKET VOLATILITY

[Sidebar]
How does an investor live with volatility? You can't take it away, but you can use it to your advantage.
[End Sidebar]

The year 1995 was not one for the faint-hearted. Volatility was its hallmark, but fortunately the ultimate direction was up$ way up.

"This was a market of momentum players," says Dina. "It's basically a game of follow-the-leader. They assume that if the stock goes up today, it'll go up tomorrow. In reality, many of them will follow a stock on the way up and on the way down."

Fundamental investors can look like long-term fuddy-duddies in this kind of market. They don't play the momentum game. It can get lonely in the long-term corner, but, over time, it can be pretty lucrative too.

Technology companies made the most noise in the market this year. It was hard to ignore them. The Dow Jones U.S. Technology Index shows a range of 50% between the best day and the worst day of 1995 and it fluctuated continuously.

Technology, like any industry, doesn't have to be viewed in a short-term vacuum. Fundamental investors look at technology companies the way they look at any other company: They try to assess value on a long-term basis.

"A great number of tech companies notched way up in '95," says Jim, "but there are only a handful of enduring franchises. Both in software and hardware there are real niches being established. Intuit has created a home banking franchise that is so impenetrable Microsoft tried to buy them. Most companies have almost given up trying to unseat Microsoft as the operating system of choice. Every second there are two Intel microprocessors sold around the world. These are pretty entrenched companies.

"Two or three years ago," he adds, "we stocked up when these companies were available at bargain prices. During the past year, we reaped the rewards and stepped to the sidelines in some holdings. The fund owned a smaller percentage of technology at the end of the year than at the beginning."

"The group is volatile," says Gordon. "It goes through its own periodic cycles of overexuberance because it's such a fundamentally attractive business. There are psychological booms and busts going on. It's still one of the most attractive long-term areas to be invested in, but I don't think you can take the volatility out of these stocks. It's a treacherous area full of opportunity."

"No, you can't take the volatility out," agrees Jim, "so we try to use it to our advantage. It's probably one of the most difficult businesses to understand at some level so it's hard to know if many of the smaller companies have defensible niches. The advantage, therefore, goes to the investor who's willing to take the time to do the research and understand what others don't."

"Investors should keep in mind that the market may look volatile today," says Dina, "but their investments don't necessarily mirror that volatility. We try not to buy the high flyers. We're on the lookout for value. We're attempting to take advantage of the short-timer's perspective by keeping our long-term focus."

WILL THE MARKET REMAIN STRONG?
DINA PERRY
Who's to say what will happen in the short run? But, over the long term, it looks like the economy is in a long cycle, with moderate growth in economic activity and the resulting low inflation.

GORDON CRAWFORD
You have this global economy that is growing moderately, so excesses are not developing. Inflation rates in most parts of the world are at 20-30 year lows. Bond prices are going up and interest rates are going down. Even if there are blips in the short run, to me it's still a phenomenal long-term backdrop.

JIM DRASDO
People are saving again. Stocks are a good way to do it. Stock mutual funds are an even better way to do it. The Fundamental Investors team has years of experience in an organization with one of the oldest and steadiest hands in the industry. So if we do get a down draft, the fund's net asset value declines, but we'll try to take advantage of the volatility to benefit the shareholders. Opportunities will be created. If we correctly identify them, they will be the stars in the portfolio in the years ahead.

FUNDAMENTAL INVESTORS, INC.
INVESTMENT PORTFOLIO - December 31, 1995

                                                                       Percent

                                                                       Of net

LARGEST INDIVIDUAL HOLDINGS                                             Assets



Capital Cities/ABC                                                     2.10%

Deere                                                                  1.76

Texaco                                                                 1.69

Intel                                                                  1.61

Seagram                                                                1.53

Time Warner                                                            1.45

News Corp.                                                             1.44

Astra                                                                  1.43

Pfizer                                                                 1.38

British Petroleum                                                      1.37



LARGEST INVESTMENT CATEGORIES                                           Percent of

                                                                        Net Assets

Services                                                               22.25%

Consumer Goods                                                         18.97

Capital Equipment                                                      13.75

Energy                                                                 10.71

Finance                                                                10.11



LARGEST INDUSTRY HOLDINGS                                               Percent of

                                                                        Net Assets

Energy Sources                                                         8.12%

Health & Personal Care                                                 7.71

Broadcasting & Publishing                                              6.69

Business & Public Services                                             5.99

Banking                                                                5.46





                                                                           Shares or    Market            Percent

EQUITY-TYPE SECURITIES                                                     Principal         Value        Of

(Common and Preferred Stocks and                                           Amount            (000)        Net Assets

Convertible Debentures)

----------------------------------------------------                   ----------       ----------        ----------

ENERGY

ENERGY SOURCES- 8.12%

British Petroleum Co. PLC (American Depositary

 Receipts) (United KIngdom)                                            640,000          65,360            1.37

Chevron Corp.                                                          500,000          26,250            .55

Cyprus Amax Minerals Co., convertible preferred,

 Series A                                                              100,000          5,850             .12

Exxon Corp.                                                            595,000          47,674            1.00

Murphy Oil Corp.                                                       714,600          29,656            .62

Norsk Hydro AS (American Depositary Receipts)(Norway)                  375,000          15,703            .33

Phillips Petroleum Co.                                                 1,240,000        42,315            .89

Repsol SA (American Depositary Receipts)(Spain)                        287,000          9,435             .20

Royal Dutch Petroleum Co. (New York Registered

 Shares) (Netherlands)                                                 130,000          18,346            .39

"Shell" Transport and Trading Co., PLC (United Kingdom)                50,000           4,069             .09

Sun Co., Inc.                                                          48,186           1,319

Sun Co., Inc., Series A                                                146,314          4,060             .12

Texaco Inc.                                                            1,025,000        80,463            1.69

TOTAL, Class B (American Depositary Receipts)

 (France)                                                              81,963           2,787             .06

Unocal Corp.                                                           1,130,000        32,911            .69

UTILITIES: ELECTRIC & GAS- 2.59%

Detroit Edison Co.                                                     900,000          31,050            .65

Eastern Utilities Associates                                           640,000          15,120            .32

Entergy Corp.                                                          150,000          4,388             .09

Florida Progress Corp.                                                 300,000          10,613            .22

General Public Utilities Corp.                                         180,000          6,120             .13

Houston Industries Inc.                                                1,350,000        32,738            .69

Long Island Lighting Co.                                               350,000          5,731             .12

Pacific Gas and Electric Co.                                           300,000          8,512             .18

SCEcorp.                                                               250,000          4,437             .09

Texas Utilities Co.                                                    120,800          4,968             .10

                                                                                        -----------       -----------

                                                                                        509,875           10.71

                                                                                        -----------       -----------

MATERIALS

BUILDING MATERIALS & COMPONENTS- 0.09%

Cemex, SA, Class B 4.25% convertible debentures 1997

 (Mexico)/1/                                                           $4,974,000       4,203             .09

CHEMICALS- 2.50%

Betz Laboratories, Inc.                                                200,000          8,200             .17

E.I. du Pont de Nemours and Co.                                        250,000          17,469            .37

Eastman Chemical Co.                                                   600,000          37,575            .79

Georgia Gulf Corp.                                                     1,100,000        33,825            .71

IMC Global Inc.                                                        300,000          12,262            .26

Imperial Chemical Industries PLC (American Depositary

 Receipts) (United Kingdom)                                            200,000          9,350             .20

FOREST PRODUCTS & PAPER- 1.24%

Rayonier Inc. (formerly ITT Rayonier Inc.)                             310,000          10,346            .22

Union Camp Corp.                                                       470,000          22,384            .47

Weyerhaeuser Co.                                                       600,000          25,950            .55

METALS: NONFERROUS- 1.46%

Alumax Inc./2/                                                         300,000          9,188

Alumax Inc., convertible preferred, Series A                           23,333           2,987             .26

Aluminum Co. of America                                                450,000          23,794            .50

Freeport-McMoRan Copper & Gold Inc., Class A                           5,000            140

Freeport-McMoRan Copper & Gold Inc., Class B                           70,173           1,974             .04

Inco Ltd. (Canada)                                                     900,000          29,925            .63

Phelps Dodge Corp.                                                     20,900           1,301             .03

METALS: STEEL- 0.23%

Armco Inc./2/                                                          600,000          3,525

Armco Inc., cumulative convertible preferred                           150,000          7,462             .23

MISCELLANEOUS MATERIALS & COMMODITIES- 1.30%

Freeport-McMoRan Inc.                                                  16,666           617               .01

Potash Corp. of Saskatchewan Inc. (Canada)                             500,000          35,437            .75

TRINOVA Corp.                                                          897,400          25,688            .54

                                                                                        -----------       -----------

                                                                                        323,602           6.82

                                                                                        -----------       -----------

CAPITAL EQUIPMENT

AEROSPACE & MILITARY TECHNOLOGY- 1.47%

Boeing Co.                                                             385,000          30,174            .63

Litton Industries, Inc./2/                                             500,000          22,250            .47

Sundstrand Corp.                                                       250,000          17,594            .37

DATA PROCESSING & REPRODUCTION- 2.93%

Adobe Systems Inc.                                                     625,000          38,750            .82

Apple Computer, Inc.                                                   615,800          19,629            .41

Dell Computer Corp., convertible preferred,

 Series A/1//2/                                                        232,418          8,047             .17

Digital Equipment Corp./2/                                             484,000          31,036            .65

International Business Machines Corp.                                  355,000          32,571            .69

Tandem Computers Inc./2/                                               850,000          9,031             .19

ELECTRONIC COMPONENTS- 2.97%

Intel Corp.                                                            1,350,000        76,612            1.61

Motorola, Inc.                                                         370,000          21,090            .44

Seagate Technology, 5.00% convertible

 debentures 2003/1/                                                    $8,105,000       14,873            .31

Texas Instruments Inc.                                                 559,128          28,935            .61

ENERGY EQUIPMENT- 0.68%

Cooper Cameron Corp./2/ (formerly Cooper Industries, Inc.)             200,000          7,100             .15

Western Atlas Inc./2/                                                  500,000          25,250            .53

INDUSTRIAL COMPONENTS- 1.48%

Dana Corp.                                                             600,000          17,550            .37

Goodyear Tire & Rubber Co.                                             700,000          31,763            .67

Rockwell International Corp.                                           400,000          21,150            .44

MACHINERY & ENGINEERING- 4.22%

Case Corp.                                                             750,000          34,313            .72

Caterpillar Inc.                                                       1,000,000        58,750            1.24

Deere & Co.                                                            2,375,000        83,719            1.76

Parker Hannifin Corp.                                                  700,000          23,975            .50

                                                                                        -----------       -----------

                                                                                        654,162           13.75

                                                                                        -----------       -----------

CONSUMER GOODS

APPLIANCES & HOUSEHOLD DURABLES- 2.19%

Philips Electronics NV (Netherlands)                                   1,450,000        52,019            1.09

Sony Corp. (American Depositary Receipts) (Japan)                      850,000          52,169            1.10

AUTOMOBILES- 1.50%

Ford Motor Co., Class A                                                812,663          23,567            .50

General Motors Corp.                                                   900,000          47,588            1.00

BEVERAGES & TOBACCO- 1.86%

Anheuser-Busch Companies, Inc.                                         100,000          6,687             .14

PepsiCo, Inc.                                                          160,000          8,940             .19

Seagram Co. Ltd. (Canada)                                              2,100,000        72,713            1.53

FOOD & HOUSEHOLD PRODUCTS- 3.54%

Archer Daniels Midland Co.                                             1,500,000        27,000            .57

Colgate-Palmolive Co.                                                  625,000          43,906            .92

CPC International Inc.                                                 425,000          29,166            .61

General Mills, Inc.                                                    125,000          7,219             .15

H.J. Heinz Co.                                                         675,000          22,359            .47

Procter & Gamble Co.                                                   375,000          31,125            .65

Ralston Purina Co.                                                     126,300          7,878             .17

HEALTH & PERSONAL CARE- 7.71%

American Home Products Corp.                                           200,000          19,400            .41

AB Astra, Class A (American Depositary Receipts)

 (Sweden)                                                              1,700,000        67,885            1.43

Bristol-Myers Squibb Co.                                               300,000          25,762            .54

Johnson & Johnson                                                      670,000          57,369            1.21

Eli Lilly and Co.                                                      650,000          36,562            .77

McKesson Corp.                                                         125,000          6,328             .13

Merck & Co., Inc.                                                      992,500          65,257            1.37

Pfizer Inc.                                                            1,045,000        65,835            1.38

Pharmacia & Upjohn, Inc. (formerly Upjohn Co.)                         580,000          22,475            .47

RECREATION & OTHER CONSUMER PRODUCTS- 1.88%

Duracell International Inc.                                            750,000          38,813            .82

Eastman Kodak Co.                                                      750,000          50,250            1.06

TEXTILES & APPAREL- 0.29%

Fruit of the Loom, Inc./2/                                             575,000          14,016            .29

                                                                                        -----------       -----------

                                                                                        902,288           18.97

                                                                                        -----------       -----------

SERVICES

BROADCASTING & PUBLISHING- 6.69%

Capital Cities/ABC, Inc.                                               810,000          99,934            2.10

News Corp. Ltd. (American Depositary Receipts)

 (Australia)                                                           2,200,000        47,025

News Corp. Ltd., preferred shares (American Depositary

 Receipts)                                                             1,100,000        21,175            1.44

E.W. Scripps Co., Class A                                              700,000          27,562            .58

Tele-Communications, Inc., Series A, Liberty Media Group/2/            251,003          6,746             .14

Tele-Communications, Inc., Series A, TCI Group/2/                      1,004,015        19,955            .42

 (formerly Tele-Communications, Inc.)

Time Warner Inc.                                                       1,824,000        69,084            1.45

Tribune Co.                                                            200,000          12,225            .26

Viacom Inc., Class B/2/                                                305,000          14,449            .30

BUSINESS & PUBLIC SERVICES- 5.99%

Avery Dennison Corp.                                                   500,000          25,063            .53

Dun & Bradstreet Corp.                                                 525,000          33,994            .71

Federal Express Corp./2/                                               650,000          48,019            1.01

Interpublic Group of Companies, Inc.                                   725,000          31,447            .66

Omnicom Group Inc.                                                     900,000          33,525            .71

True North Communications Inc.                                         500,000          9,250             .19

United HealthCare Corp.                                                400,000          26,200            .55

U.S. Healthcare, Inc.                                                  1,200,000        55,800            1.17

WMX Technlogies, Inc.                                                  725,000          21,659            .46

LEISURE & TOURISM- 1.54%

Walt Disney Co.                                                        650,000          38,350            .81

McDonald's Corp.                                                       775,000          34,972            .73

MERCHANDISING- 2.97%

May Department Stores Co.                                              500,000          21,125            .44

Sears, Roebuck and Co.                                                 600,000          23,400            .49

Tandy Corp., preferred equity redemption

 cumulative stock                                                      275,714          11,442            .24

Toys "R" Us, Inc./2/                                                   700,000          15,225            .32

Wal-Mart Stores, Inc.                                                  1,850,000        41,394            .87

Walgreen Co.                                                           950,000          28,381            .61

TELECOMMUNICATIONS- 2.94%

AirTouch Communications/2/                                             250,000          7,063             .15

ALLTEL Corp.                                                           300,000          8,850             .19

Ameritech Corp.                                                        90,000           5,310             .11

AT&T Corp.                                                             685,000          44,354            .93

Bell Atlantic Corp.                                                    425,000          28,422            .60

MCI Communications Corp.                                               506,200          13,224            .28

NYNEX Corp.                                                            200,000          10,800            .23

Pacific Telesis Group                                                  405,298          13,628            .29

Sprint Corp.                                                           200,000          7,975             .16

TRANSPORTATION: AIRLINES- 1.06%

AMR Corp./2/                                                           350,000          25,987

AMR Corp., 6.125% convertible debentures 2024                          $5,500,000       5,665             .67

Delta Air Lines, Inc.                                                  250,000          18,468            .39

TRANSPORTATION: RAIL & ROAD- 1.06%

Conrail, Inc.                                                          320,000          22,400            .47

Southern Pacific Rail Corp./2/                                         62,293           1,495             .03

Union Pacific Corp.                                                    400,000          26,400            .56

                                                                                        -----------       -----------

                                                                                        1,057,442         22.25

                                                                                        -----------       -----------

FINANCE

BANKING- 5.46%

Banc One Corp.                                                         342,125          12,915            .27

Chemical Banking Corp.                                                 200,000          11,750            .25

Citicorp                                                               750,000          50,438            1.06

CoreStates Financial Corp                                              830,000          31,436            .66

First Fidelity Bancorporation                                          550,000          41,456            .87

First Interstate Bancorp                                               250,000          34,125            .72

First Union Corp.                                                      100,000          5,563             .12

Fleet Financial Group, Inc.                                            500,000          20,375            .43

Norwest Corp.                                                          900,000          29,700            .62

PNC Bank Corp.                                                         680,000          21,930            .46

FINANCIAL SERVICES- 0.82%

Federal Home Loan Mortgage Corp.                                       150,000          12,525            .26

Federal National Mortgage Assn.                                        215,000          26,687            .56

INSURANCE- 3.83%

Aetna Life and Casualty Co.                                            250,000          17,313            .36

Allstate Corp.                                                         608,110          25,008            .53

American International Group, Inc.                                     108,750          10,059            .21

CIGNA Corp.                                                            300,000          30,975            .65

CNA Financial Corp./2/                                                 320,000          36,320            .76

General Re Corp.                                                       250,000          38,750            .82

SAFECO Corp.                                                           600,000          20,700            .44

TIG Holdings, Inc.                                                     100,000          2,850             .06

                                                                                        -----------       -----------

                                                                                        480,875           10.11

                                                                                        -----------       -----------

MULTI-INDUSTRY

MULTI-INDUSTRY- 2.63%

CITIC Pacific Ltd. (Hong Kong)                                         8,500,000        29,077            .61

Hanson PLC (American Depositary

 Receipts)(United Kingdom)                                             900,000          13,725            .29

Harsco Corp.                                                           75,000           4,359             .09

Tenneco Inc.                                                           475,000          23,572            .50

Textron Inc.                                                           525,000          35,438            .75

U.S. Industries, Inc./2/                                               1,000,000        18,375            .39

                                                                                        -----------       -----------

                                                                                        124,546           2.63

                                                                                        -----------       -----------

MISCELLANEOUS

Other equity-type securities in initial period

 of acquisition                                                                         207,359           4.36

                                                                                        -----------       -----------

TOTAL EQUITY-TYPE SECURITIES (cost: $3,158,356,000)                                     4,260,149         89.60

                                                                                        -----------       -----------



                                                                       Principal

                                                                       Amount

                                                                       (000)



Bonds & Notes

--------------------------------------------------------               ----------       ----------        -----------

INDUSTRIALS - 1.25%

Adelphia Communications Corp. 12.50% 2002                              $19,000          18,620            .39

Cablevision Systems Corp. 9.875% 2013                                  10,000           10,625

Cablevision Systems Corp. 9.875% 2023                                  21,850           22,724            .70

Time Warner Inc. 10.15% 2012                                           6,000            7,437             .16

                                                                                        ----------        ----------

                                                                                        59,406            1.25

                                                                                        ----------        ----------

TRANSPORTATION- 0.30%

Delta Air Lines, Inc. 1993 pass-through trusts,

 Series A2, 10.50% 2016/3/                                             11,500           14,497            .30

                                                                                        ----------        ----------

U.S. TREASURY OBLIGATIONS- 0.75%

6.375% 1997                                                            15,000           15,248            .32

6.875% 1997                                                            20,000           20,394            .43

                                                                                        ----------        ----------

                                                                                        35,642            .75

                                                                                        ----------        ----------

TOTAL BONDS & NOTES (cost: $106,174,000)                                                109,545           2.30

                                                                                        ----------        ----------

SHORT-TERM SECURITIES

----------------------------------------------------

CORPORATE SHORT-TERM NOTES-6.40%

AIG Funding Inc. 5.65% due 1/31/96                                     18,000           17,913            .38            %

Associates Corp. of North America 5.99% due 1/2/96                     15,860           15,855            .33

AT&T Corp. 5.75% due 2/2/96                                            20,800           20,690            .44

Beneficial Corp. 5.75% due 1/4/96                                      19,700           19,687            .41

CIT Group Holdings Inc. 5.70% due 1/8/96                               8,100            8,090             .17

Emerson Electric Co. 5.66% due 1/25/96                                 17,000           16,933            .36

Ford Motor Credit Co. 5.70%-5.80% due 1/3-1/24/96                      47,900           47,794            1.01

General Electric Capital Corp. 5.68% due 2/12/96                       22,200           22,049            .46

H.J. Heinz Co. 5.58%-5.72% due 1/17-2/9/96                             24,400           24,285            .51

Motorola, Inc. 5.67%-5.72% due 1/18-1/30/96                            22,900           22,820            .48

PepsiCo, Inc. 5.58% due 2/8-2/9/96                                     8,300            8,249             .17

Pitney Bowes Credit Corp. 5.66% due 1/29/96                            6,300            6,271             .13

Procter & Gamble Co. 5.66% due 1/9/96                                  29,000           28,959            .61

SAFECO Credit Co. Inc. 5.55% due 2/22/96                               17,000           16,861            .35

Southwestern Bell Telephone Co. 5.50% due 2/15-2/22/96                 20,200           20,050            .42

United Parcel Service of America Inc. 5.50% due 2/23/96                8,000            7,933             .17

                                                                                        ----------        ----------

                                                                                        304,439           6.40

                                                                                        ----------        ----------

FEDERAL AGENCY DISCOUNT NOTES-0.97%

Federal Home Loan Bank 5.61% due 1/22/96                               13,700           13,653            .29

Federal Home Loan Mortgage Corp. 5.69% due 1/2/96                      4,727            4,726             .10

Federal National Mortgage Assn. 5.61%-5.62% due 1/16-1/17/96           27,400           27,329            .58

                                                                                        ----------        ----------

                                                                                        45,708            .97

                                                                                        ----------        ----------

U.S. TREASURY OBLIGATIONS-0.43%

7.00% due 9/30/96                                                      20,000           20,247            .43

                                                                                        ----------        ----------

TOTAL SHORT-TERM SECURITIES (cost: $371,092,000)                                        370,394           7.80

                                                                                        ----------        ----------

TOTAL INVESTMENT SECURITIES (cost: $3,635,622,000)                                      4,740,088         99.70

Excess of cash and receivables over payables                                            14,406            .30

                                                                                        ----------        ----------

NET ASSETS                                                                              $4,754,494        100.00         %

                                                                                        ==========        ==========

/1/ Purchased in a private placement transaction;

 resale potential extends only to qualified institutional

 buyers.

/2/ Non-income-producing securities.

/3/ Pass-through securities backed by a pool of mortgages

 or other loans on which principal payments are

 periodically made. Due to the possibility of early

 principal payments, the effective maturity of these

 securities is shorter than the stated maturity.



See Notes to Financial Statements


EQUITY-TYPE SECURITIES APPEARING IN
THE PORTFOLIO SINCE JUNE 30, 1995
Aetna Life and Casualty
AirTouch Communications
Anheuser-Busch Companies
Archer Daniels Midland
British Petroleum
CNA Financial
E.I. du Pont de Nemours
Federal Home Loan Mortgage
Florida Progress
Fruit of the Loom
IMC Global
Philips Electronics
SCEcorp.
Sony
Southern Pacific Rail
United HealthCare
U.S. Healthcare
U.S. Industries
Unocal
Viacom

EQUITY-TYPE SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE JUNE 30, 1995
Amoco
Advanced Micro Devices
AmSouth Bancorporation
Atlantic Richfield
Baxter International
CBS
Chubb
General Electric
General Signal
Humana
The Limited
Marsh & McLennan Companies
Melville
Monsanto
Multimedia
New York Times
Oracle Systems
United Technologies

Fundamental Investors, Inc.
FINANCIAL STATEMENTS

Statement of Assets and Liabilities                    (dollars in        thousands)

at December 31, 1995



----------------------------------------               ------------       ------------

Assets:

Investment securities at market

 (cost: $3,635,622)                                                       $4,740,088

Cash                                                                      172

Receivables for-

 Sales of investments                                  $ 6,679

 Sales of fund's shares                                22,648

 Dividends and accrued interest                        9,482              38,809

                                                       ------------       ------------

                                                                          4,779,069

Liabilities:

Payables for-

 Purchases of investments                              19,379

 Repurchases of fund's shares                          3,215

 Management services                                   1,245

 Accrued expenses                                      736                24,575

                                                       ------------       ------------

Net Assets at December 31, 1995-

 Equivalent to $22.29 per share on

 213,295,231 shares of $1 par value

 capital stock outstanding (authorized

 capital stock-300,000,000 shares)                                        $4,754,494

                                                                          =============

Statement of Operations

for the year ended December 31, 1995                   (dollars in        thousands)

                                                       ------------       ------------

Investment Income:

Income:

 Dividends                                             $ 76,211

 Interest                                              24,724             $ 100,935

                                                       ------------

Expenses:

 Management services fee                               11,787

 Distribution expenses                                 8,234

 Transfer agent fee                                    3,387

 Reports to shareholders                               347

 Registration statement and prospectus                 512

 Postage, stationery and supplies                      584

 Directors' fees                                       86

 Auditing and legal fees                               48

 Custodian fee                                         343

 Taxes other than federal income tax                   1

 Other expenses                                        36                 25,365

                                                       ------------       ------------

Net investment income                                                     75,570

                                                                          ------------

Realized Gain and Unrealized

 Appreciation on Investments:

Net realized gain                                                         145,011

Net increase in unrealized

 appreciation on investments:

 Beginning of year                                     289,213

 End of year                                           1,104,466

  Net unrealized appreciation                          ------------

   on investments                                                         815,253

 Net realized gain and unrealized                                         ------------

  appreciation on investments                                             960,264

Net Increase in Net Assets Resulting                                      ------------

 from Operations                                                          $1,035,834

                                                                          ============



Statement of Changes in Net Assets                     (dollars in        thousands)

----------------------------------------               -------------      -------------

                                                       Year               December

                                                       ended              31

                                                       1995               1994

Operations:                                            -------------      -------------

Net investment income                                  $   75,570         $    56,402

Net realized gain on investments                       145,011            82,430

Net unrealized appreciation

 (depreciation) on investments                         815,253            (110,266)

                                                       -------------      -------------

 Net increase in net assets

  resulting from operations                            1,035,834          28,566

                                                       -------------      -------------

Dividends and Distributions Paid to

 Shareholders:

Dividends from net investment income                   (71,173)           (56,692)

Distributions from net realized

 gain on investments                                   (128,122)          (61,479)

                                                       -------------      -------------

 Total dividends and distributions                     (199,295)          (118,171)

                                                       -------------      -------------

Capital Share Transactions:

Proceeds from shares sold:

 76,628,416 and 51,307,623

 shares, respectively                                  1,553,921          922,115

Proceeds from shares issued in

 reinvestment of net investment income

 dividends and distributions of net

 realized gain on investments:

 8,766,797 and 5,849,294 shares,

 respectively                                          181,420            103,581

Cost of shares repurchased:

 21,343,594 and 16,975,145

 shares, respectively                                  (428,456)          (304,324)

 Net increase in net assets resulting                  -------------      -------------

  from capital share transactions                      1,306,885          721,372

                                                       -------------      -------------

Total Increase in Net Assets                           2,143,424          631,767



Net Assets:

Beginning of year                                      2,611,070          1,979,303



End of year (including undistributed                   -------------      -------------

 net investment income:  $9,623 and

 $5,226, respectively                                  $4,754,494         $2,611,070

                                                       =============      =============


See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
FUNDAMENTAL INVESTORS, INC.

1. Fundamental Investors, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income through investments in common stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $343,000 includes $7,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of December 31, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,104,466,000, of which $1,143,231,000 related to appreciated securities and $38,765,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended December 31, 1995. The cost of portfolio securities for book and federal income tax purposes was $3,635,622,000 at December 31, 1995.

3. The fee of $11,787,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.39% of the first $800 million of average net assets; 0.336% of such assets in excess of $800 million but not exceeding $1.8 billion; 0.30% of such assets in excess of $1.8 billion but not exceeding $3.0 billion; and 0.276% of such assets in excess of $3.0 billion.
Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1995, distribution expenses under the Plan were $8,234,000. As of December 31, 1995, accrued and unpaid distribution expenses were $563,000.
American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $3,387,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $5,718,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1995, aggregate amounts deferred were $114,000.
CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of December 31, 1995, accumulated undistributed net realized gain on investments was $46,767,000 and additional paid-in capital was $3,380,343,000. The fund made purchases and sales of investment securities, excluding short-term securities, of $1,834,296,000 and $866,944,000, respectively, during the year ended December 31, 1995.

PER-SHARE DATA AND RATIOS

                                                                      Year          ended         December      31

                                                     ---------        ---------     --------      --------      --------

                                                     1995             1994          1993          1992          1991

                                                     ---------        ---------     --------      --------      --------

Net Asset Value, Beginning

 of Year                                             $17.50           $18.15        $17.52        $17.47        $14.32

                                                     ---------        ---------     --------      --------      --------



Income from Investment

 Operations:

 Net investment income                               .41              .42           .44           .44           .41

 Net realized and unrealized

  gain (loss) on investments                         5.46             (.18)         2.65          1.27          3.82

  Total income from                                  ---------        ---------     --------      --------      --------

   investment operations                             5.87             .24           3.09          1.71          4.23

                                                     ---------        ---------     --------      --------      --------

Less Distributions:

 Dividends from net investment

  income                                             (.40)            (.44)         (.43)         (.42)         (.40)

 Distributions from net realized

  gains                                              (.68)            (.45)         (2.03)        (1.24)        (.68)

                                                     ---------        ---------     --------      --------      --------

Total distributions                                  (1.08)           (.89)         (2.46)        (1.66)        (1.08)

                                                     ---------        ---------     --------      --------      --------

Net Asset Value, End of Year                         $22.29           $17.50        $18.15        $17.52        $17.47

                                                     =========        =========     ========      ========      ========

Total Return*                                        34.21%           1.33%         18.16%        10.19%        30.34%



Ratios/Supplemental Data:

 Net assets, end of year

  (in millions)                                      $4,754           $2,611        $1,979        $1,440        $1,156

 Ratio of expenses to average

  net assets                                         .70%             .68%          .65%          .65%          .69%

 Ratio of net income to

  average net assets                                 2.08%            2.45%         2.43%         2.56%         2.50%

 Portfolio turnover rate                             25.47%           23.02%        29.22%        23.98%        17.07%


* This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

Independent Auditors' Report
To the Board of Directors and Shareholders of Fundamental Investors, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Fundamental Investors, Inc. ("the fund") as of December 31, 1995, the related statement of operations for the year then ended and of changes in net assets for the years ended December 31, 1995 and 1994, and the per-share data and ratios for each of the five years in the period ended December 31, 1995. These financial statements and the per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above and the per-share data and ratios for each of the five years in the period ended December 31, 1995 present fairly, in all material respects, the financial position of Fundamental Investors, Inc. at December 31, 1995, and the results of its operations, the changes in its net assets and the per-share data and ratios for the respective stated years, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
January 26, 1996

1995 Tax Information (Unaudited)
We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 63% of the dividends paid by the fund from net investment income represents qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, one percent of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE AMOUNTS TO BE INCLUDED ON THEIR 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

FUNDAMENTAL INVESTORS

DIRECTORS
GUILFORD C. BABCOCK, San Marino, California
Associate Professor of Finance,
School of Business Administration,
University of Southern California

CHARLES H. BLACK, Pacific Palisades, California
Private investor and consultant; former Executive
Vice President and Director, KaiserSteel Corporation

MARTIN FENTON, JR., San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

HERBERT HOOVER III, Pasadena, California
Private investor

GAIL L. NEALE, Burlington, Vermont
Executive Vice President of the Salzburg Seminar;
former Director of Development and of
the Capital Campaign, Hampshire College

KIRK P. PENDLETON, Southampton, Pennsylvania
President, Cairnwood, Inc.
(venture capital investment)

JAMES W. RATZLAFF, San Francisco, California
Senior Partner,
The Capital Group Partners L.P.

HENRY E. RIGGS, Claremont, California
President and Professor of Engineering,
Harvey Mudd College

R. MICHAEL SHANAHAN, Los Angeles, California
Chairman of the Board,
Capital Research and Management Company

WALTER P. STERN, New York, New York
Principal Executive Officer and
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

CHARLES WOLF, JR., PH.D., Santa Monica, California
Dean, The RAND Graduate School;
Senior Economic Adviser,
The RAND Corporation

OTHER OFFICERS
JAMES E. DRASDO, Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

GORDON CRAWFORD, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research Company

PAUL G. HAAGA, JR., Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

DINA N. PERRY, Washington, D.C.
Senior Vice President of the fund
Vice President,
Capital Research and Management Company

MICHAEL T. KERR, Los Angeles, California
Vice President of the fund
Senior Vice President,
Capital Research Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President -- Fund Business Management Group,
Capital Research and Management Company

MARY C. HALL, Brea, California
Treasurer of the fund
Senior Vice President -- Fund Business Management Group,
Capital Research and Management Company

PATRICK F. QUAN, San Francisco, California
Assistant Secretary of the fund
Vice President -- Fund Business Management Group,
Capital Research and Management Company

ROBERT P. SIMMER, Norfolk, Virginia
Assistant Treasurer of the fund
Vice President -- Fund Business Management Group,
Capital Research and Management Company

OFFICES OF THE FUND
Four Embarcadero Center, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, California 94120-7650

INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02105-1713

COUNSEL
Morrison & Foerster LLP
345 California Street
San Francisco, California 94104-2675

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of Fundamental Investors, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. Summary investment results are documented in the current Statement of Additional Information. If used as sales material after March 31, 1996, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FUND SERVICES

THESE HANDY SERVICES CAN ADD CONVENIENCE AND FLEXIBILITY TO YOUR AMERICAN FUNDS INVESTMENTS.
ADDING TO YOUR INVESTMENT
There are three ways you can group your American Funds purchases to qualify for a quantity discount:

RIGHT OF ACCUMULATION
You can combine the value of your existing shares with those you are purchasing to qualify for a discount.

STATEMENT OF INTENTION
You can, without obligation, use a Statement of Intention that allows you to combine the value of your existing shares and the purchases you intend to make over a 13-month period so you can take immediate advantage of the maximum quantity discount available.

CONCURRENT PURCHASES
By purchasing shares in more than one American Fund simultaneously, you may qualify for a quantity discount.
(Shares of money market funds purchased directly do not apply to quantity discounts. Additionally, certain accounts may not be eligible to be grouped. See the fund's prospectus or your investment professional for more details.)

SUBSEQUENT INVESTMENTS BY MAIL
Once your account has been established and you've selected a broker/dealer, simply send a check for $50 or more, along with the bottom portion of your account statement, to American Funds Service Company.

PUTTING YOUR INVESTMENTS ON AUTOPILOT
AUTOMATIC INVESTMENT PLAN
You can make automatic investments regularly by authorizing American Funds Service Company to deduct a specified sum from your bank account.

AUTOMATIC EXCHANGE PLAN
You can automatically exchange $50 or more between funds on a regular basis.

AUTOMATIC WITHDRAWAL PLAN
You can arrange to have regular checks for specified amounts sent to you or to anyone you designate in any month(s) you choose.

CHOOSING THE PAYOUT SYSTEM THAT'S RIGHT FOR YOU
AUTOMATIC REINVESTMENT
All dividends and capital gain distributions can be automatically reinvested in additional fund shares without a sales charge.

CROSS-REINVESTMENT
You can reinvest dividends and/or capital gains from one fund to another fund at no charge if you have a balance of at least $5,000 in the originating fund or meet the minimum initial investment for the receiving fund.

DIVIDENDS IN CASH
You can elect to take dividends in cash.

REPORTS YOU'LL RECEIVE FROM US
CONFIRMATIONS OF TRANSACTIONS
You receive account statements reflecting the transactions in your account.

CONSOLIDATED QUARTERLY STATEMENTS
If you have more than one account with the American Funds, you can request a quarterly statement combining certain accounts registered to the same individual.

YEAR-END TAX REPORTS
At the end of each year, you will receive an individual report which shows the tax status of the distributions paid to you during the year. In many instances, these reports can help you calculate taxes due on shares sold by reporting average cost.

SPECIAL SERVICES
EXCHANGE PRIVILEGES
You can transfer some or all of your holdings into other American Funds by mail or by phone. Certain restrictions apply (a sales charge may apply if one has not already been paid), and it's important to remember that an exchange constitutes a sale and purchase for tax purposes.

TELEPHONE INFORMATION SERVICE
American FundsLine (R) is a toll-free service which gives you account information as well as current prices for all American Funds. Just call 800/325-3590.

SAFEKEEPING OF CERTIFICATES
Your shares are credited to your account and certificates are not issued unless specifically requested. (Certificates are not available for money market funds.)

FREE CHECK-WRITING WITHDRAWAL SERVICE
If you have a money market fund account, this service enables you to write checks for $250 or more against the account. The account continues to earn daily interest until checks clear the fund's bank.

RETIREMENT PLANS
A wide variety of plans is available.

FOR MORE INFORMATION ABOUT THESE SERVICES OR ABOUT ANY OF THE AMERICAN FUNDS, INCLUDING CHARGES AND EXPENSES, PLEASE OBTAIN A PROSPECTUS FROM YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR PHONE THE FUND'S TRANSFER AGENT, AMERICAN FUNDS SERVICE COMPANY, AT 800/421-0180. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THESE SERVICES ARE SUBJECT TO CHANGE OR TERMINATION.

Litho in USA CGD/FS/2783
Lit. No. Fl-011-0296
[The American Funds Group (R)]